Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Princeton Capital Corporation (the “Company”) for the annual period ended December 31, 2014, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Munish Sood, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2015

/s/ Munish Sood
Munish Sood
Chief Executive Officer
(Principal Executive Officer)
Princeton Capital Corporation